JOINT FILING AGREEMENT


               The undersigned, and each of them, do hereby agree and consent to the filing of a single statement on behalf of all of them on Schedule 13G and amendments thereto, in accordance with the provisions of Rule 13d-1(f)(1) under the Securities Exchange Act of 1934, as amended.

Dated: February 13, 1997                   HICKS, MUSE FUND II INCORPORATED


                                           By: /s/ Thomas O. Hicks
                                               -----------------------
                                              Name: Thomas O. Hicks
                                              Title: Chairman and Chief
                                                     Executive Officer


                                           HICKS, MUSE GP PARTNERS, L.P.

                                           By: HICKS, MUSE FUND II
                                               INCORPORATED, its general
                                               partner


                                               By: /s/ Thomas O. Hicks
                                                   -----------------------
                                                  Name:  Thomas O. Hicks
                                                  Title: Chairman and Chief
                                                         Executive Officer


                                           HM2/GP PARTNERS, L.P.

                                           By: HICKS, MUSE GP PARTNERS, L.P.,
                                               its general partner

                                           By: HICKS, MUSE FUND II
                                               INCORPORATED, its general
                                               partner


                                               By: /s/ Thomas O. Hicks
                                                   -----------------------
                                                  Name: Thomas O. Hicks
                                                  Title:  Chairman and Chief
                                                          Executive Officer



                              Page 16 of 17 Pages
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                                           HICKS, MUSE, TATE & FURST EQUITY
                                           FUND II, L.P.

                                           By: HM2/GP PARTNERS, L.P., its
                                               general partner

                                           By: HICKS, MUSE GP PARTNERS, L.P.,
                                               its general partner

                                           By: HICKS, MUSE FUND II
                                               INCORPORATED, its general
                                               partner


                                               By: /s/ Thomas O. Hicks
                                                   -----------------------
                                                  Name: Thomas O. Hicks
                                                  Title: Chairman and Chief
                                                         Executive Officer


                                           HM2/HMW, L.P.

                                           By: HICKS, MUSE, TATE & FURST
                                               EQUITY FUND II, L.P., its
                                               general partner

                                           By: HM2/GP PARTNERS, L.P., its
                                               general partner

                                           By: HICKS, MUSE GP PARTNERS, its
                                               general partner

                                           By: HICKS, MUSE FUND II
                                               INCORPORATED, its general
                                               partner


                                               By: /s/ Thomas O. Hicks
                                                   -----------------------
                                                  Name: Thomas O. Hicks
                                                  Title: Chairman and Chief
                                                         Executive Officer




                              Page 17 of 17 Pages